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                                                                    EXHIBIT 99.1

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                 WITH RESPECT TO THE ANNUAL REPORT ON FORM 11-K
                      FOR THE YEAR ENDED DECEMBER 31, 2002
          OF SCHOLASTIC CORPORATION 401(k) SAVINGS AND RETIREMENT PLAN

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Scholastic Corporation, a Delaware corporation (the "Company"), the Plan Administrator of the Scholastic Corporation 401(k) Saving and Retirement Plan (the "Plan"), does hereby certify to the best of such officer's knowledge, that:

          1.   The Plan's Annual Report on Form 11-K for the year ended
               December 31, 2002 (the "Form 11-K") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          2. Information contained in the Form 11-K fairly presents, in all material respects, the financial condition and results of operations of the Plan.


Dated:  June 27, 2003                    /s/ Richard M. Spaulding
                                         ------------------------
                                         Richard M. Spaulding
                                         Executive Vice President
                                         Chair, Administrative Committee
                                         Scholastic Corporation


Dated:  June 27, 2003                    /s/ Kevin J. McEnery
                                         --------------------
                                         Kevin J. McEnery
                                         Executive Vice President,
                                         Chief Financial Officer
                                         Scholastic Corporation


The certification set forth above is being furnished as an exhibit solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Form 11-K or as a separate disclosure document of the Plan, the Company or the certifying officer.

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